                                                                    EXHIBIT 21.1

                  SUBSIDIARIES OF EVERGREEN MEDIA CORPORATION
                  -------------------------------------------

                   Name                             Jurisdiction of Formation
                   ----                             -------------------------
Evergreen Media Corporation of Los Angeles                      DE
Evergreen Media Corporation of the Bay Area                     DE
Evergreen Media Corporation of Chicago AM                       DE
Evergreen Media Corporation of Chicago FM                       DE
Evergreen Media Corporation of Dade County                      DE
Evergreen Media Corporation of Houston                          DE
Evergreen Media Corporation of Illinois                         DE
Evergreen Media Corporation of San Francisco                    DE
Evergreen Media Corporation of Washington, D.C.                 DE
Evergreen Media of Houston Limited Partnership                  DE
KIOI License Corp.                                              DE
KKBT License Corp.                                              DE
KLOL License Limited Partnership                                DE
KMEL License Corp.                                              DE
KTRH License Limited Partnership                                DE
WASH License Limited Partnership                                DE
WMVP License Corp.                                              DE
WLUP-FM License Corp.                                           DE
WTOP License Limited Partnership                                DE
WVCG License Corp.                                              DE
WRCX License Corp.                                              DE
Evergreen Media Corporation of St. Louis                        DE
Evergreen Media Partners Corporation                            DE
Evergreen Media Corporation of Dallas                           DE
KSKY License Corp.                                              DE
Evergreen Media Corporation of Chicagoland                      DE
WEJM/WEJM-FM/WVAZ License Corp.                                 DE

                Name                                 Jurisdiction of Formation
                ----                                 -------------------------

Evergreen Media Corporation of Charlotte                        DE
WBAV/WBAV-FM/WPEG License Corp.                                 DE
Evergreen Media Corporation of Detroit                          DE
WKQI/WDOZ/WNIC License Corp.                                    DE
Evergreen Media Corporation of New York                         DE
WYNY License Corp.                                              DE
Evergreen Media Corporation of Gotham                           DE
Evergreen Media/Pyramid Corporation                             DE
Evergreen Media/Pyramid Holdings Corporation                    DE
Broadcast Architecture Inc.                                     MA
Evergreen Media Corporation of Rochester                        DE
Evergreen Media Corporation of the East                         DE
Evergreen Media Corporation of Massachusetts                    DE
WJMN License Corporation                                        DE
Evergreen Media Corporation of Pennsylvania                     DE
WJJZ License Corp.                                              DE
Evergreen Media Corporation of Miami                            DE
WEDR License Corp.                                              DE
Evergreen Media Corporation of Boston                           DE
WXKS(AM) License Corp.                                          DE
WXKS(FM) License Corp.                                          DE
Evergreen Media Corporation of the Windy City                   DE
WNUA License Corp.                                              DE
KYLD License Corp.                                              DE
Evergreen Media Corporation of Philadelphia                     DE
WYXR License Corp.                                              DE
Evergreen Media Corporation of North Carolina                   DE
WRFX(FM) License Corp.                                          DE
Evergreen Media Corporation of Carolinaland                     DE
Evergreen Media Corporation of the Capital City                 DE
WGAY License Corp.                                              DE
Evergreen Media Corporation of the Great Lakes                  DE
WWW/WDFN License Corp.                                          DE
Evergreen Media Corporation of Tiburon                          DE
KKSF License Corp.                                              DE
KDFC(AM) License Corp.                                          DE
KDFC(FM) License Corp.                                          DE
Evergreen Media Corporation of the Liberty City                 DE
WDAS(FM) License Corp.                                          DE
Evergreen Media Corporation of the Keystone State               DE
WDAS(AM) License Corp.                                          DE
Evergreen Media Corporation of Michigan                         DE
WMXD License Corp.                                              DE
Evergreen Media Corporation of the Motor City                   DE
WJLB License Corp.                                              DE
Evergreen Media Corporation of the Nation's Capital             DE
WWRC License Corp.                                              DE

                                       2